Exhibit 10.1

TENDER AND VOTING AGREEMENT

THIS TENDER AND VOTING AGREEMENT (this “Agreement”), dated as of December 5, 2014, is made by and among Open Text Corporation, a Canadian corporation (“Parent”), Asteroid Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and each Stockholder listed on Annex I (each, a “Stockholder” and collectively, the “Stockholders”), each an owner of shares (the “Shares”) of common stock, par value $0.001 per share, of Actuate Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement.

WHEREAS, Parent, Merger Sub and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time in accordance with its terms, the “Merger Agreement”), which provides, among other things, for Merger Sub to commence a tender offer (the “Offer”) for all of the issued and outstanding Shares (including the associated preferred stock purchase rights issued under the Company Rights Agreement) and the subsequent merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.

WHEREAS, as of the date hereof, each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of Shares set forth opposite such Stockholder’s name under the heading “Shares Beneficially Owned” on Annex I (all such Shares which are outstanding as of the date hereof together with any other Shares as to which such Stockholder acquires beneficial ownership after the date hereof and prior to the Effective Time, including any Shares acquired pursuant to acquisition by purchase, stock dividend, distribution, stock split, split-up, merger, consolidation, reorganization, recapitalization, combination or similar transaction or issued upon the exercise of any options, the conversion of any convertible securities, pursuant to the settlement of any restricted stock unit, or otherwise, being referred to herein as the “Subject Shares;” provided that “Subject Shares” shall not include Shares beneficially owned in the form of Company Stock Options to the extent such Shares and/or Company Stock Options remain unvested or unexercised, as the case may be, at any time Shares are to be tendered pursuant to Section 1.01); and

WHEREAS, as a condition to their willingness to enter into Merger Agreement, Parent and Merger Sub have requested that each Stockholder, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, each Stockholder (in such Stockholder’s capacity as a Stockholder of the Company) has agreed to, enter into this Agreement; and

WHEREAS, the Board of Directors of the Company has, prior to the execution of this Agreement, unanimously approved this Agreement, the Merger Agreement and the Transactions; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

AGREEMENT TO TENDER

Section 1.01 Agreement to Tender. Each Stockholder shall duly tender (or cause to be tendered), in the Offer, all of such Stockholder’s Subject Shares pursuant to and in accordance with the terms of the Offer free and clear of all Liens. Promptly, but in any event no later than ten (10) Business Days after the commencement of the Offer (the “Tender Date”), each Stockholder shall (i) deliver (or cause to be delivered) to the depositary designated in the Offer (the “Depositary”) (A) a letter of transmittal with respect to such Stockholder’s Subject Shares complying with the terms of the Offer, (B) a certificate or certificates representing such Subject Shares (or an affidavit of lost certificate with respect thereto that is reasonably satisfactory to the Depositary to the extent any of such certificates have been lost, misplaced or destroyed) or, in the case of a book-entry transfer of any uncertificated Subject Shares, an “agent’s message” (or such other evidence, if any, of transfer as the Depositary may reasonably request) and (C) all other documents or instruments required to be delivered pursuant to the terms of the Offer, and/or (ii) instruct such Stockholder’s broker or such other Person that is the holder of record of Stockholder’s Subject Shares to tender such Subject Shares pursuant to and in accordance with the terms of the Offer. If a Stockholder acquires Subject Shares after the Tender Date, such Stockholder shall tender (or cause to be tendered) such Subject Shares into the Offer on or before the fifth (5th) Business Day prior to the expiration of the Offer or, if later, on or before the second (2nd) Business Day after such acquisition but in any event prior to the expiration of the Offer. Each Stockholder agrees that once such Stockholder’s Subject Shares are tendered pursuant to the terms hereof, such Stockholder will not withdraw (or cause to be withdrawn) any tender of such Subject Shares, unless and until (x) the Offer shall have been terminated or shall have expired, in each case, in accordance with the terms of the Merger Agreement, or (y) this Agreement shall have been terminated in accordance with Section 4.04.

Section 1.02 Voting of Subject Shares.

(a) At every meeting of the Stockholders of the Company called for such purpose, and at every adjournment or postponement thereof, each Stockholder shall, or shall cause the holder of record on any applicable record date to, vote or to provide a written consent in respect of, such Stockholder’s Subject Shares (to the extent that any of such Stockholder’s Subject Shares have not been purchased in the Offer) against (i) any Acquisition Proposal or any proposal relating to any Acquisition Proposal, (ii) any merger (other than the Merger), consolidation or other combination involving the Company or the Company Subsidiaries or a reorganization, recapitalization, extraordinary dividend, dissolution or liquidation of the Company or any Company Subsidiary, (iii) to the extent submitted to a stockholder vote, any change in the business, management or Board of Directors of the Company (other than as directed by Parent, Merger Sub or any Parent’s Subsidiary) or (iv) any other action, proposal or agreement that would (A) reasonably be expected, to impede, interfere with, materially delay or postpone the Merger and the other transactions contemplated by the Merger Agreement, (B) result in any of the Offer Conditions or conditions to the Merger not being fulfilled or satisfied or (C) change in any manner the dividend policy or capitalization of, including the voting rights of any class of equity interests in, the Company. Each Stockholder shall retain at all times the right to vote such Stockholder’s Subject Shares in such Stockholder’s sole discretion and without any other limitation on those matters other than those set forth in this Section 1.02. In the event that any meeting of the stockholders of the Company is held, such Stockholder shall, or shall cause the holder of record on any applicable record date to, appear at such meeting or otherwise cause such Stockholder’s Subject Shares (to the extent that any of such Stockholder’s Subject Shares are not purchased in the Offer) to be counted as present thereat for purposes of establishing a quorum.

(b) In furtherance of the agreements herein, each Stockholder hereby irrevocably grants to, and appoints, Parent and any person or persons designated in writing by Parent, and each of them individually, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote all its Shares, or grant a consent or approval in respect of such Shares, or execute and deliver a proxy to vote such Shares, on the matters and in the manner specified in Section 1.02(a) (but not on any other matters).

(c) Each Stockholder hereby affirms that the irrevocable proxy set forth in Section 1.02(b) is given in connection with, and in consideration of, the execution of the Merger Agreement by Parent, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest sufficient in law to support an irrevocable power and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL until the termination of this Agreement in accordance with its terms.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

Section 2.01 Representations and Warranties of the Stockholders. Each Stockholder (only as to itself) hereby severally but not jointly represents and warrants to Parent and Merger Sub as follows:

(a) Organization. In the case any of Stockholder that is not a natural person, such Stockholder is an entity duly organized, validly existing and in good standing under the Applicable Laws of its jurisdiction of formation.

(b) Authorization; Validity of Agreement; Necessary Action. Such Stockholder has the legal capacity and all power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby. To the extent applicable, the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of such Stockholder. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due execution of this Agreement by Parent and Merger Sub, constitutes a valid and binding obligation of such Stockholder, enforceable against each such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Applicable Laws affecting creditors’ rights generally and to general principles of equity. If such Stockholder is married and the Shares set forth on Annex I hereto constitute community property under Applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder’s spouse.

(c) Ownership. As of the date hereof, the number of Shares beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by such Stockholder is set forth opposite such Stockholder’s name under the heading “Shares Beneficially Owned” on Annex I. Such Stockholder’s Subject Shares are, and (except as otherwise expressly permitted by this Agreement) any additional Shares and any options to purchase Shares, any Company Restricted Stock Units or any other securities of the Company convertible, exercisable or exchangeable into Shares that are acquired by such Stockholder after the date hereof and prior to the Effective Time will be, beneficially owned solely by such Stockholder. As of the date hereof, such Stockholder’s Subject Shares constitute all of the securities of the Company (other than Shares beneficially owned in the form of options to purchase Shares and Company Restricted Stock Units outstanding as of the date hereof) held of record, beneficially owned by or for which voting power or disposition power is held or shared by the Stockholder. Such Stockholder has and (except as otherwise expressly permitted by this Agreement) will have at all times through the Effective Time sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 1, Article 3 and Section 4.04, and sole right, power and authority to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares and with respect to all of such Stockholder’s Shares at all times through the Effective Time, with no limitations, qualifications or restrictions on such rights, subject to Applicable Laws and the terms of this Agreement. Such Stockholder has good, valid and marketable title to such Stockholder’s Subject Shares, free and clear of all Liens, other than pursuant to this Agreement, and such Stockholder will have good, valid, and marketable title to all of such Stockholder’s Shares at all times through the Effective Time, free and clear of any Liens. Such Stockholder further represents that any proxies heretofore given in respect of the Shares owned beneficially and of record by such Stockholder are revocable, and hereby revokes such proxies, and agrees to communicate in writing notice of revocation of such proxies to the relevant proxy holder.

(d) No Violation. The execution, delivery and performance of this Agreement by such Stockholder, and the consummation by such Stockholder of the transactions contemplated hereby does not and will not, (i) assuming the filing of such reports as may be required under Sections 13(d) and 16 of the Exchange Act, which such Stockholder will file, conflict with or violate any Applicable Law to such Stockholder or by which any of such Stockholder’s assets or properties is bound or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, to the extent applicable, any provisions of the organizational documents of such Stockholder, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Lien on the properties or assets of such Stockholder pursuant to, any Contract to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s assets or properties is bound, except for any of the foregoing in (i) or (ii) above as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

The execution, delivery and performance of this Agreement by such Stockholder, and the consummation by such Stockholder of the transactions contemplated hereby does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to any (x) Governmental Authority, except for filings that may be required under the Exchange Act and the HSR Act or (y) third party (including with respect to individuals, any spouse, and with respect to trusts, any co-trustee or beneficiary), except, in the case of (x) or (y) above, as would not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(e) Absence of Litigation. As of the date hereof, there is no suit, action, investigation or proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder before or by any Governmental Authority that would materially impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f) Brokers’ Fees. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder, other than ordinary and customary fees related to brokerage or similar accounts.

(g) Acknowledgement. Such Stockholder has received and reviewed a draft copy of the Merger Agreement. Such Stockholder understands and acknowledges that each of Parent and Merger Sub is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

Section 2.02 Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub, jointly and severally, hereby represents and warrants to each Stockholder as follows:

(a) Organization. Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and, when applicable, in good standing under the Applicable Law of its jurisdiction of formation.

(b) Authorization; Validity of Agreement: Necessary Actions. Each of Parent and Merger Sub has all power and authority to executed and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due execution of this Agreement by the Stockholders, constitutes a valid and binding agreement of each of Parent and Merger Sub, enforceable against each such Person in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Applicable Law affecting creditors’ rights generally and by general principles of equity.

(c) No Violation. The execution, delivery and performance of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the transactions contemplated hereby does not and will not, (i) assuming compliance with the matters set forth in Section 5.03 of the Merger Agreement conflict with or violate any Applicable Law to such Parent or Merger Sub or by which any of Parent’s or Merger Sub’s assets or properties is bound or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, to the extent applicable, any provisions of the organizational documents of Parent and Merger Sub, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Lien on the properties or assets of by Parent and Merger Sub pursuant to any Contract to which by Parent or Merger Sub is a party or by which by Parent or Merger Sub or any of Parent’s or Merger Sub’s assets or properties is bound, except for any of the foregoing in (i) or (ii) above as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of by Parent and Merger Sub to perform their obligations hereunder or to consummate the transactions contemplated hereby on a timely basis. The execution, delivery and performance of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the transactions contemplated hereby does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to any (x) Governmental Authority, except for filings of the Certificate of Merger with the Secretary of State of the State of Delaware or that may be required under the Exchange Act and the HSR Act or (y) third party, except, in the case of (x) or (y) above, as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Parent or Merger Sub to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE 3

OTHER COVENANTS

Section 3.01 No Transfers; No Group.

(a) Each Stockholder hereby agrees, while this Agreement is in effect, and except as expressly contemplated hereby, not to, directly or indirectly (i) grant any proxy or power-of-attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares, (ii) sell, transfer, pledge, encumber, assign, gift or otherwise dispose (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise, including by operation of law, other than by death of any person) of , or consent to any of the foregoing (collectively, a “Transfer”), any Subject Shares or any rights or interests therein, (iii) or enter into any Contract with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Subject Shares or any interest therein, or (iv) take any other action that would restrict the ability, limit or interfere in any material respect with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby. Notwithstanding the foregoing, the preceding sentence shall not prohibit a Transfer of Subject Shares by a Stockholder (i) if such Stockholder is an individual, to any member of such Stockholder’s immediate family, a family trust of such Stockholder or a charitable institution, or upon the death of such Stockholder or (ii) if such Stockholder is a partnership, limited liability company or trust, to one or more partners or members of such Stockholder or to an affiliated corporation under common control with such Stockholder or to any trustee or beneficiary of the trust, provided that any Transfer permitted pursuant to clauses (i) or (ii) above shall be permitted only if, as a precondition to such Transfer, the transferee of such Subject Shares agrees in writing with Parent and Merger Sub to be bound by the terms and conditions of this Agreement (or an agreement that is substantively identical to this Agreement).

(b) Each Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as that term is used in Section 13(d) of the Exchange Act) that it is not currently a part of and that has been disclosed in a filing on Schedule 13D prior to the date hereof (other than as a result of entering into this Agreement) with respect to any Shares, warrants or any other voting securities of the Company for the purpose of opposing or competing with the Transactions.

Section 3.02 Changes to Shares. In case of a stock dividend or distribution, or any change in Shares by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction. Each Stockholder agrees, while this Agreement is in effect, to notify Parent promptly in writing of the number of any additional Shares or other securities of the Company acquired by such Stockholder, if any, after the date hereof.

Section 3.03 No Inconsistent Arrangements. Each Stockholder agrees, while this Agreement is in effect, (i) not to take, agree or commit to take any action that would reasonably be expected to make any representation or warranty of such Stockholder contained in this Agreement inaccurate in any material respect as of any time during the term of this Agreement or (ii) to take all reasonable action necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time.

Section 3.04 Appraisal Rights. Each Stockholder waives and agrees not to exercise any rights of appraisal, rights to dissent or similar rights with respect to the Merger or other transactions contemplated by the Merger Agreement that such Stockholder may have with respect to such Stockholder’s Subject Shares pursuant to Applicable Law, including Section 262 of the DGCL.

ARTICLE 4

MISCELLANEOUS

Section 4.01 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered to Parent and Merger Sub in accordance with Section 9.01 of the Merger Agreement and to each Stockholder at its address set forth below such Stockholder’s signature hereto (or at such other address for a party as shall be specified by like notice) (with a copy to counsel to the Company as set forth in Section 9.01 of the Merger Agreement).

Section 4.02 Further Assurances. Each Stockholder shall, upon request of Parent or Merger Sub, execute and deliver, or cause to be executed and delivered any additional documents and other instruments, or take, or cause to be taken, such further actions, in each case, as may reasonably be requested by Parent or Merger Sub to carry out the provisions of this Agreement and the transaction contemplated hereby.

Section 4.03 Disclosure. Each Stockholder shall permit Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC to the extent required under the Exchange Act and the regulations promulgated thereunder, such Stockholder’s identity and ownership of Shares and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement.

Section 4.04 Termination. This Agreement and all rights and obligations hereunder shall terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the consummation of the Offer, (iii) any modification to the terms of the Offer described in the last sentence of Section 2.01(b) of the Merger Agreement to which the Company has not consented and (iv) the mutual written agreement of the parties hereto to terminate this Agreement. In the event of a termination of this Agreement pursuant to this Section 4.04, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided that the provisions of Article 4, but excluding Section 4.02, shall survive the termination of this Agreement, and no such termination shall relieve any party hereto from any liability for any willful and material breach of this Agreement occurring prior to such termination.

Section 4.05 Amendments and Waivers.

(a) The parties hereto may modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of the respective parties.

(b) Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party expressly granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Section 4.06 Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses, whether or not the transactions contemplated by this Agreement or the Transactions are consummated.

Section 4.07 Stop Transfer Order; Legend. In furtherance of this Agreement, concurrently herewith each Stockholder shall, and hereby does authorize the Company or its counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Shares of such Stockholder (and that this Agreement places limits on the voting and transfer of such Subject Shares), which stop transfer order shall terminate upon the termination of this Agreement.

Section 4.08 Binding Effect; Benefit; Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto

(whether by operation of law or otherwise) without the prior written consent of the other parties hereto, except that Parent and Merger Sub may assign, in their sole discretion and without the consent of any other party, any or all of their rights, interests and obligations hereunder to each other or to one or more of direct or indirect wholly-owned subsidiaries of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

Section 4.09 Governing Law. This Agreement and any Proceedings arising out of or related hereto or to the Transactions or to the inducement of any party hereto to enter into this Agreement, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed in accordance with the laws of the State of Delaware, including all matters of construction, validity, and performance, without regard to the conflicts of law rules of such State that would refer a matter to the laws of another jurisdiction.

Section 4.10 Jurisdiction. The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Chancery Court of the State of Delaware located in Wilmington, Delaware and any state appellate court therefrom located in Wilmington, Delaware, or, if no such state court has proper jurisdiction, the Federal District Court for the District of Delaware located in Wilmington, Delaware, and any appellate court therefrom. Each Party hereby irrevocably submits to the exclusive jurisdiction of such court in respect of any legal or equitable Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the Transactions may not be enforced in or by such courts. Each Party agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 4.01 or in any other manner permitted by law.

Section 4.11 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 4.10 in any such action or proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to such party’s address as specified in or pursuant to Section 4.01. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

Section 4.12 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR DISPUTE THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION

Section 4.13 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s articles of organization and bylaws, and for purposes of the Company Rights Agreement, the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

Section 4.14 Entire Agreement; Third Party Beneficiaries. This Agreement (together with the Merger Agreement) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof and thereof and (b) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 4.15 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner, in order that the Offer, the Merger and the other Transactions be consummated as originally contemplated to the fullest extent possible.

Section 4.16 Specific Performance. The parties hereto agree that irreparable damage would occur and that the parties hereto would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as expressly provided in the following sentence. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chancery Court of the State of Delaware located in Wilmington, Delaware and any state appellate court therefrom located in Wilmington, Delaware, or, if no such state court has proper jurisdiction, the Federal District Court located in Wilmington, Delaware, and any appellate court therefrom, and, in any action for specific performance, each party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity (subject to the limitations set forth in this Agreement). The parties hereto further agree that (i) by seeking the remedies provided for in this Section 4.16, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated in the event that the remedies provided for in this Section 4.16 are not available or otherwise are not granted and (ii) nothing set forth in this Section 4.16 shall require any party hereto to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 4.16 prior or as a condition to exercising any termination right under Section 4.04 (and pursuing damages after such termination), nor shall the commencement of any Proceeding pursuant to this Section 4.16 or anything set forth in this Section 4.16 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 4.04 or pursue any other remedies under this Agreement that may be available at any time.

Section 4.17 Stockholder Capacity. It is understood that each Stockholder enters into this Agreement solely in such Stockholder’s capacity as a stockholder of the Company. Nothing herein shall be construed as preventing or limiting a Stockholder, or a director, officer or employee of a Stockholder or affiliate of a Stockholder, who is an officer or director of the Company from taking (or omitting to take) any action in his or her capacity as a director or officer of the Company or otherwise fulfilling the obligations of such office (including the performance of obligations required by the fiduciary obligations of such Stockholder, or director, officer or employee of a Stockholder or affiliate of a Stockholder, acting solely in his or her capacity as an officer or director of the Company), but nothing in this Section 4.17 is intended to modify any of the rights or obligations under the Merger Agreement.

Section 4.18 Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

Section 4.19 Headings. The Section headings contained in this Agreement are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 4.20 Interpretation. Any reference to any national, state, local or foreign Applicable Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation

Section 4.21 No Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Section 4.22 Counterparts; Facsimile Transmission of Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or other electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

OPEN TEXT CORPORATION

By:	/s/ Gordon A. Davies
Name: Gordon A. Davies
Title: Chief Legal Officer & Corporate Secretary

ASTEROID ACQUISITION CORPORATION

By:	/s/ Gordon A. Davies
Name: Gordon A. Davies
Title: President and Secretary

[Signature page to Tender Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKHOLDER

Peter I. Cittadini

By:	/s/ Peter I. Cittadini
	Name:	Peter I. Cittadini
	Title:	Director, President and Chief Executive Officer

Notice Address:

c/o Acutate Corporation

951 Mariners Island Blvd.,

San Mateo, CA 94404

Signature page to Tender Agreement

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I Judith E. Cittadini, spouse of Peter I. Cittadini, have read and approve the foregoing Tender and Voting Agreement (the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of California or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date:	12/4/14

Signature of Spouse:	/s/ Judith E. Cittadini

Printed Name of Spouse:	Judith E. Cittadini

Signature page to Tender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKHOLDER

Peter I Cittadini + Judith E Cittadini TR UA 07/05/11 Cittadini Family Trust

By:	/s/ Peter I. Cittadini
	Name:	Peter I. Cittadini
Title:

Notice Address:

c/o Acutate Corporation

951 Mariners Island Blvd.,

San Mateo, CA 94404

Signature page to Tender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKHOLDER

Arthur C. Patterson

By:	/s/ Arthur C. Patterson
	Name:	Arthur C. Patterson
	Title:	Director

Notice Address:

c/o Accel Partners

428 University Avenue

Palo Alto, CA 94301

Attention: Arthur C. Patterson

apatterson@accel.com

with copies (which shall not constitute notice) to:

Mark A. Dalton

MainStreetCPA LLC

PO Box 748

Forked River, NJ 08731

mark@mainstreetcpa.com

Signature page to Tender Agreement

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I Louise M. Patterson, spouse of Arthur C. Patterson, have read and approve the foregoing Tender and Voting Agreement (the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of California or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date:	Dec. 4, 2014

Signature of Spouse:	/s/ Louise M. Patterson

Printed Name of Spouse:	Louise M. Patterson

Signature page to Tender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKHOLDER

Patterson Family Foundation

By:	/s/ Arthur C. Patterson
	Name:	Arthur C. Patterson
	Title:	Treasurer

Notice Address:

c/o Accel Partners

428 University Avenue

Palo Alto, CA 94301

Attention: Arthur C. Patterson

apatterson@accel.com

with copies (which shall not constitute notice) to:

Mark A. Dalton

MainStreetCPA LLC

PO Box 748

Forked River, NJ 08731

mark@mainstreetcpa.com

Signature page to Tender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKHOLDER

Ellmore C. Patterson Partners, L.P.

By:	ECPP Managers, LLC, General Partner

By:	/s/ Arthur C. Patterson
	Name:	Arthur C. Patterson
	Title:	Manager

Notice Address:

c/o Accel Partners

428 University Avenue

Palo Alto, CA 94301

Attention: Arthur C. Patterson

apatterson@accel.com

with copies (which shall not constitute notice) to:

Mark A. Dalton

MainStreetCPA LLC

PO Box 748

Forked River, NJ 08731

mark@mainstreetcpa.com

Signature page to Tender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKHOLDER

ACP Family Partnership L.P.

By:	/s/ David C. Patterson
	Name:	David C. Patterson
	Title:	General Partner

Notice Address:

c/o Accel Partners

428 University Avenue

Palo Alto, CA 94301

Attention: Arthur C. Patterson

apatterson@accel.com

with copies (which shall not constitute notice) to:

Mark A. Dalton

MainStreetCPA LLC

PO Box 748

Forked River, NJ 08731

mark@mainstreetcpa.com

Signature page to Tender Agreement

ANNEX I

Stockholder	Shares Beneficially Owned[1]		Subject Shares Outstanding as of the date of this Agreement
Peter I. Cittadini	3,675,297	[2]	1,754,737	[2]
Peter I Cittadini + Judith E Cittadini TR UA 07/05/11 Cittadini Family Trust	440,840		440,840
Arthur A. Patterson	1,082,970	[3]	985,970	[3]
Patterson Family Foundation	40,000		40,000
Ellmore C. Patterson Partners	345,960		345,960
ACP Family Partnership	549,940		549,940

Total	6,135,007		4,117,447

[1]	As of December 3, 2014.
[2]	Excludes shares held by the Peter I Cittadini + Judith E Cittadini TR UA 07/05/11 Cittadini Family Trust Mr. Cittadini may be deemed to be the beneficial owner of such shares pursuant to Rule 13d-3 under the Exchange Act.
[3]	Excludes shares held by the Patterson Family Foundation, Ellmore C. Patterson Partners and ACP Family Partnership. Mr. Patterson may be deemed to be the beneficial owner of such shares pursuant to Rule 13d-3 under the Exchange Act.